UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                           FORM 8-K



                       CURRENT REPORT



           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) May 6, 2004


                   NICHOLAS FINANCIAL, INC.
    (Exact name of registrant as specified in its Charter)


 British Columbia, Canada         0-26680        8736-3354
(State or Other Jurisdiction of (Commission    (I.R.S. Employer
 Incorporation or Organization)  File Number)  Identification No.)

  2454 McMullen Booth Road, Building C
    Clearwater, Florida                           33759
(Address of Principal Executive Offices)        (Zip Code)


                        (727) 726-0763
     (Registrant's telephone number, Including area code)


                        Not applicable
    (Former name, former address and former fiscal year, if
                 changed since last report)


PAGE <1>



Item 7.     Financial Statements and Exhibits

Exhibit #      Description

  1    Press release dated May 6, 2004, announcing earnings
      for the quarter and year ended March 31, 2004.

Item 12.    Results of operations and financial conditions

     The company announced net income for the fourth quarter ended March 31, 2004 increased 24% to $1,491,772 as compared to $1,202,908 in the fourth quarter last year. Earnings per share increased 17% to $0.27 from $0.23. Revenue for the quarter increased 14% to $6,910,000 from $6,047,000.

     The company also announced for the year ended March 31, 2004, net income increased 22% to $5,212,678 as compared to $4,281,394 last year. Earnings per share increased 19% to $0.96 from $0.81. Revenue for the year increased 14% to $25,500,000 from $22,377,000.

PAGE <2>


                         SIGNATURES

   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                  NICHOLAS FINANCIAL, INC.
                        (Registrant)


Date: May 6, 2004             /s/ Peter L. Vosotas
                              Peter L. Vosotas
                              Chairman, President,
                              Chief Executive Officer
                              (Principal Executive Officer)


Date: May 6, 2004             /s/ Ralph T. Finkenbrink
                              Ralph T. Finkenbrink
                              (Principal Financial Officer
                               and Accounting Officer)

Exhibit Index

Exhibit     Description

 1 Press release dated May 6, 2004, announcing earnings for the quarter and year ended March 31, 2004.

                          Exhibit 1




                    FOR IMMEDIATE RELEASE


Nicholas Financial, Inc.
Corporate Headquarters
2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759


Contact: Ralph Finkenbrink
         Sr. Vice President, CFO

NASDAQ: NICK
Web site: www.nicholasfinancial.com
Ph #: 727-726-0763




      Nicholas Financial Reports Record Results for the
         4th Quarter & the Year Ended March 31, 2004


MAY 6, 2004 - Clearwater, Florida - Nicholas Financial, Inc. (Nasdaq, NICK), announced that net income for the fourth quarter ended March 31, 2004 increased 24% to $1,491,772 as compared to $1,202,908 in the fourth quarter last year. Earnings per share increased 17% to $0.27 from $0.23. Revenue for the quarter increased 14% to $6,910,000 from $6,047,000. The Company has reported same quarter record increases in revenues and earnings in 54 out of the past 55 quarters.

For the year ended March 31, 2004, net income increased 22% to $5,212,678 as compared to $4,281,394 last year. Earnings per share increased 19% to $0.96 from $0.81. Revenue for the year increased 14% to $25,500,000 from $22,377,000. The
Company has reported record increases in revenues and earnings every year for the past 13 years.


Founded in 1985, with assets of $103,223,000 as of March 31, 2004, Nicholas Financial is one of the largest publicly traded specialty consumer finance companies based in the Southeast. The Company presently operates out of 32 branch locations in both the Southeast and the Mid-West States. The Company has approximately 5,100,000 shares of common stock outstanding. For an index of Nicholas Financial Inc.'s news releases or to obtain a specific release, visit our web site at www.nicholasfinancial.com.

---------------------------------------------------------------
Except for the historical information contained herein, the matters discussed in this news release include forward-looking statements that involve risks and uncertainties including competitive factors, the management of growth, and other risks detailed from time to time in the Company's filings and reports with the Securities and Exchange Commission including the Company's Annual Report on Form 10-K for the year ended March 31, 2003. Such statements are based on the beliefs of the Company's management as well as assumptions made by and information currently available to Company management. Actual events or results may differ materially.
---------------------------------------------------------------
                         ## Over ##

Nicholas Financial, Inc.
Consolidated Income Statements
(Unaudited, Dollars in Thousands, Except Per Share Amounts)

                       Three Months Ended      Year Ended
                            March 31,          March 31,
                          2004     2003     2004      2003
                       --------------------------------------
Revenue:
 Finance charge income  $ 6,839   $ 5,973  $ 25,236  $ 22,049
 Other income                71        74       264       328
                       --------------------------------------
                          6,910     6,047    25,500    22,377
Costs and expenses:

 Operating expenses       2,970     2,606    11,060     9,390
 Provision for losses       581       536     2,198     2,214
 Interest expense           946       980     3,852     3,936
                      ---------------------------------------
                          4,497     4,122    17,110    15,540
                      ---------------------------------------
Income before
 income taxes             2,413     1,925     8,390     6,837
Income tax provision        921       722     3,177     2,556
                      ---------------------------------------
 Net income             $ 1,492   $ 1,203   $ 5,213   $ 4,281
                      =======================================
Earnings per share:
 Basic                    $0.29     $0.24     $1.03     $0.86
                      =======================================
 Diluted                  $0.27     $0.23     $0.96     $0.81
                      =======================================

Weighted
 average shares       5,078,411 5,002,810 5,047,094 5,004,055


Numerator for
 dilutive earnings
 per share- income
 available to common
 stockholders after
 assumed conversions     $1,492    $1,203    $5,213    $4,281

Weighted average
 shares and
 assumed dilution     5,469,045 5,260,590 5,418,708 5,299,206

Condensed Consolidated Balance Sheets
(Unaudited, Dollars in Thousands)

                          March 31,      March 31,
                             2004           2003
                         -----------    ------------
Cash                      $    957       $    481
Finance receivables, net    97,237         86,178
Other assets                 5,029          3,378
                          --------       --------
 Total assets             $103,223       $ 90,037
                          ========       ========
Line of credit            $ 67,510       $ 60,160
Other notes payable            682            809
Other liabilities            7,622          6,978
                          --------        -------
 Total liabilities          75,814         67,947

Shareholders' equity        27,409         22,090
                          --------        -------
Total liabilities and
 Shareholders' equity    $ 103,223       $ 90,037
                         =========       ========

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